                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549


                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934


             Date of Report (date of earliest event reported):
                               July 24, 2001


                               AIRGAS, INC.
          ______________________________________________________
          (Exact name of registrant as specified in its charter)



   Delaware                      1-9344               56-0732648
_______________          _______________________     _____________
(State or other          (Commission File Number)    (I.R.S. Employer
jurisdiction of                                      Identification No.)
incorporation)



                 259 North Radnor-Chester Road, Suite 100
                          Radnor, PA  19087-5283
                 _________________________________________
                 (Address of principal executive offices)



Registrant's telephone number, including area code: (610) 687-5253
                                                     _____________

Item 5.  Other Events.
         ____________

   On July 24, 2001, Airgas, Inc. reported its earnings for its first quarter ended June 30, 2001, as described in the press release attached as
Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         __________________________________________________________________

(a)  None

(b)  None

(c)  Exhibits.

       99 - Press Release dated July 24, 2001

                                Signatures
                                __________


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AIRGAS, INC.
                                          (Registrant)


                                    BY:  /s/Roger F. Millay
                                          Roger F. Millay
                                          Senior Vice President - Finance &
                                          Chief Financial Officer


DATED:  July 25, 2001